EXECUTION VERSION
Exhibit 10(a)(xxi)

AMENDMENT NO. 13 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 21, 2022 (this “Amendment Agreement”), among HARSCO CORPORATION, a Delaware corporation (the “Company”), and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
Reference is made to the Third Amended and Restated Credit Agreement, dated as of November 2, 2016 (as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of June 28, 2019, Amendment No. 5 to Third Amended and Restated Credit Agreement, dated as of March 31, 2020, Amendment No. 6 to Third Amended and Restated Credit Agreement, dated as of June 26, 2020, Amendment No. 7 to Third Amended and Restated Credit Agreement, dated as of March 10, 2021, Amendment No. 8 to Third Amended and Restated Credit Agreement, dated as of October 27, 2021 (“Amendment No. 8”), Amendment No. 9 to Third Amended and Restated Credit Agreement, dated as of February 22, 2022, Amendment No. 10 to Third Amended and Restated Credit Agreement, dated as of June 24, 2022, Amendment No. 11 to Third Amended and Restated Credit Agreement, dated as of August 19, 2022, and Amendment No. 12 to Third Amended and Restated Credit Agreement, dated as of August 29, 2022, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment Agreement, the “Amended Credit Agreement”), among the Company, the Approved Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent.
WHEREAS, certain loans and/or other extensions of credit under the Existing Credit Agreement denominated in Dollars (the “Impacted Currency”) incur or are permitted to incur interest, fees, commissions or other amounts based on USD LIBOR in accordance with the terms of the Existing Credit Agreement;
WHEREAS, Section 1.09 of the Existing Credit Agreement permits the Company and the Administrative Agent to amend the Existing Credit Agreement to replace USD LIBOR with a Benchmark Replacement and implement any Benchmark Replacement Conforming Changes in connection therewith;
WHEREAS, applicable parties under the Existing Credit Agreement have determined in accordance with the Existing Credit Agreement that USD LIBOR for the Impacted Currency should be replaced with a successor rate in accordance with the Existing Credit Agreement pursuant to an Early Opt-in Election and, in connection therewith, the Administrative Agent has determined that certain Benchmark Replacement Conforming Changes are necessary or advisable;
WHEREAS, the Existing Credit Agreement provides that the Benchmark Replacement Date with respect to an Early Opt-in Election shall occur on the sixth (6th) Business Day after the Administrative Agent shall have posted such proposed amendments to all Lenders and the Company, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders;

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WHEREAS, on December 13, 2022, the Administrative Agent notified each other party to the Existing Credit Agreement of an “Early Opt-in Election” with respect to the Impacted Currency and the Administrative Agent has not, since such date, received written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Amended Credit Agreement.
Section 2.Agreement. Notwithstanding any provision of the Existing Credit Agreement or any other Loan Documents to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply to the Impacted Currency. For the avoidance of doubt, to the extent provisions in the Existing Credit Agreement apply to the Impacted Currency and such provisions are not specifically addressed by Appendix A, the provisions in the Existing Credit Agreement shall continue to apply to the Impacted Currency and the amendments effected pursuant to Amendment No. 8 and set forth on Appendix A thereof insofar as they apply to the “Impacted Currency” (as defined in Amendment No. 8) shall be considered separate from the terms set forth on Appendix A of this Amendment Agreement and shall not be affected by the amendments effected hereunder.
Section 3.Effectiveness of this Amendment Agreement. This Amendment Agreement, and the agreements made pursuant hereto, shall become effective as of the first date to occur when:
(a)the Administrative Agent shall have received in .pdf or electronic format (followed promptly by originals to the extent requested by the Administrative Agent) and, unless otherwise specified, properly executed by a Responsible Officer of each signing party hereto, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel, counterparts of (x) this Amendment Agreement that, when taken together, bear the signatures of each of the Administrative Agent and the Company and (y) the Consent and Reaffirmation attached to this Amendment Agreement, that, when taken together, bear the signatures of each Loan Party;
(b)all fees and expenses (in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 13 Agreement Date (except as otherwise reasonably agreed by the Company) required to be paid hereunder, under the Amended Credit Agreement on the Amendment No. 13 Agreement Date, shall have been paid; and
(c)the Administrative Agent has confirmed it has not received written notice of objection to the Early Opt-in Election from Lenders comprising the Required Lenders by 5:00 pm on the fifth (5th) Business Day after the date notice of such Early Opt-in Election was provided to the Lenders (and if the Administrative Agent has received such written notice within such time, then upon such objection being withdrawn or rescinded by the Lenders comprising the Required Lenders);

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provided, that the implementation of the amendments to the Existing Credit Agreement set forth in Section 1 hereof shall occur and be deemed effective, subject to the prior satisfaction (or waiver in accordance with the terms of the Existing Credit Agreement) by the Administrative Agent of the conditions precedent set forth above, as of December 30, 2022 (the “Amendment No. 13 Implementation Date”) (and for the avoidance of doubt, (i) such effectiveness shall take retrospective effect solely to the extent necessary to take into account any relevant period for determining the applicable Benchmark under the Amended Credit Agreement with respect to the Impacted Currency for such Interest Period, and (ii) such amendments shall have no effect on, and shall not modify, any then-outstanding Borrowings in the Impacted Currency with respect to any applicable Interest Period ending prior to December 30, 2022).
Section 4.Conflicts with Loan Documents. In the event of any conflicts between the terms of this Amendment Agreement and the terms of the Credit Agreement or other Loan Documents, the terms hereof shall control.
Section 5.Effect of Amendment; No Novation.
(a)Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(c)On and after the Amendment No. 13 Implementation Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Credit Agreement”, in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
(d)Nothing contained in this Amendment Agreement, the Amended Credit Agreement or any other Loan Document shall constitute or be construed as a novation of any of the Obligations.
Section 6.Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
Section 7.Costs and Expenses. In accordance with, and subject to the limitations of, Section 10.05 of the Amended Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection

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with this Amendment Agreement, including the reasonable and documented fees, charges and disbursements of Shearman & Sterling LLP, counsel for the Administrative Agent.
Section 8.Electronic Execution; Electronic Records; Counterparts. This Amendment Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
Section 9.Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 10.Miscellaneous.
(a)The Company hereby represents and warrants to the Administrative Agent that (x) no Default or Event of Default has occurred and is continuing on and as of the date hereof after giving effect hereto and (y) each of the representations and warranties in each of the Loan Documents is true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the date hereof after giving effect hereto (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).
(b)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(c)The terms of the Existing Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

HARSCO CORPORATION, as Borrower
By:
Name: Michael Kolinsky
Title: Vice President - Treasurer, Tax and Real Estate

[Signature Page to Amendment No. 13 to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

[Signature Page to Amendment No. 13 to Third Amended and Restated Credit Agreement]

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 13 to Third Amended and Restated Credit Agreement (the “Amendment Agreement”), dated as of December 21, 2022, which amends the Third Amended and Restated Credit Agreement dated as of November 2, 2016 (as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of June 28, 2019, Amendment No. 5 to Third Amended and Restated Credit Agreement, dated as of March 31, 2020, Amendment No. 6 to Third Amended and Restated Credit Agreement, dated as of June 26, 2020, Amendment No. 7 to Third Amended and Restated Credit Agreement, dated as of March 10, 2021, Amendment No. 8 to Third Amended and Restated Credit Agreement, dated as of October 27, 2021, Amendment No. 9 to Third Amended and Restated Credit Agreement, dated as of February 22, 2022, Amendment No. 10 to Third Amended and Restated Credit Agreement, dated as of June 24, 2022, Amendment No. 11 to Third Amended and Restated Credit Agreement, dated as of August 19, 2022, and Amendment No. 12 to Third Amended and Restated Credit Agreement, dated as of August 29, 2022, the “Existing Credit Agreement”), among Harsco Corporation, a Delaware corporation, Bank of America, N.A., as Administrative Agent, and the several lenders from time to time party thereto. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Amended Credit Agreement (as defined in the Amendment Agreement). In connection with the execution and delivery of the Amendment Agreement, each of the undersigned (i) ratifies and affirms all the provisions in the Amended Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents, (ii) agrees that the terms and conditions of the Loan Documents, including the security provisions set forth therein, shall continue in full force and effect as amended thereby, and shall not be impaired or limited by the execution or effectiveness of the Amendment Agreement and (iii) acknowledges and agrees that the Collateral continues to secure, to the fullest extent possible in accordance with the Amended Credit Agreement and the Guarantee and Collateral Agreement, the payment and performance of all Obligations. All references in the Loan Documents to (i) the “Credit Agreement” shall hereafter mean and refer to the Existing Credit Agreement as amended pursuant to the Amendment Agreement and (ii) the term “Obligations” shall hereafter mean and refer to the Obligations as redefined in the Amended Credit Agreement and shall include all additional Obligations resulting from or incurred pursuant to the Amended Credit Agreement.

The terms and conditions of the Guarantee and Collateral Agreement and the other Security Documents are hereby reaffirmed by the Subsidiary Guarantors.

Dated: December 21, 2022

[Signature Page Follows]

HARSCO CORPORATION, as Borrower
By:
Name: Michael Kolinsky
Title: Vice President - Treasurer, Tax and Real Estate

AMERICAS/2023504986.9

HARSCO DEFENSE HOLDING LLC HARSCO MINNESOTA FINANCE, INC. PROTRAN TECHNOLOGY LIMITED LIABILITY COMPANY HARSCO MINERALS TECHNOLOGIES LLC HARSCO FINANCIAL HOLDINGS, LLC
By:
Name: Michael H. Kolinsky
Title: President

[Signature Page to Consent and Reaffirmation]

HARSCO MINNESOTA LLC HARSCO TECHNOLOGIES LLC
By:
Name: Daniel G. King
Title: President

[Signature Page to Consent and Reaffirmation]

HARSCO RAIL, LLC
By:
Name: Jon S. Ploetz
Title: Secretary

[Signature Page to Consent and Reaffirmation]

HARSCO METRO RAIL HOLDINGS, LLC HARSCO METRO RAIL, LLC
By:
Name: Jon S. Ploetz
Title: Vice President and Secretary

[Signature Page to Consent and Reaffirmation]

ALTEK, L.L.C. HARSCO CLEAN EARTH HOLDINGS, LLC
By:
Name: Jon S. Ploetz
Title: Secretary
[Signature Page to Consent and Reaffirmation]

21ST CENTURY ENVIRONMENTAL MANAGEMENT OF NEVADA, LLC
21ST CENTURY ENVIRONMENTAL MANAGEMENT, LLC OF RHODE ISLAND
ADVANCED REMEDIATION & DISPOSAL TECHNOLOGIES OF DELAWARE, LLC
AERC ACQUISITION CORPORATION
ALLIED ENVIRONMENTAL GROUP, LLC
ALLWORTH, LLC
BURLINGTON ENVIRONMENTAL, LLC
CEHI ACQUISITION, LLC
CEI HOLDING, LLC
CHEMICAL POLLUTION CONTROL OF FLORIDA, LLC
CHEMICAL RECLAMATION SERVICES, LLC
CHEMICAL POLLUTION CONTROL, LLC OF NEW YORK
CLEAN EARTH ENVIRONMENTAL SERVICES, INC.
AES ASSET ACQUISITION CORPORATION
CLEAN EARTH, LLC
CLEAN EARTH ENVIRONMENTAL SOLUTIONS, INC.
CLEAN EARTH HOLDINGS, INC.
CLEAN EARTH SPECIALTY WASTE SOLUTIONS, INC.
CLEAN EARTH OF ALABAMA, INC.
CLEAN EARTH OF CARTERET, LLC
CLEAN EARTH DREDGING TECHNOLOGIES, LLC
CLEAN EARTH OF GEORGIA, LLC
CLEAN EARTH OF GREATER WASHINGTON, LLC
CLEAN EARTH OF MARYLAND, LLC
CLEAN EARTH OF NEW CASTLE, LLC
CLEAN EARTH OF NORTH JERSEY, INC.
CLEAN EARTH OF PHILADELPHIA, LLC
CLEAN EARTH OF SOUTHEAST PENNSYLVANIA, LLC
CLEAN EARTH OF SOUTHERN FLORIDA, LLC
CLEAN EARTH OF WILLIAMSPORT, LLC
CLEAN EARTH OF MICHIGAN, LLC
CLEAN ROCK PROPERTIES LTD.
ESOL TOPCO, LLC
GENERAL ENVIRONMENTAL MANAGEMENT OF RANCHO CORDOVA LLC
LUNTZ ACQUISITION (DELAWARE), LLC
NORTHLAND ENVIRONMENTAL, LLC
NORTRU, LLC
PHILIP RECLAMATION SERVICES, HOUSTON, LLC
PSC ENVIRONMENTAL SERVICES LLC
PSC RECOVERY SYSTEMS, LLC
REAL PROPERTY ACQUISITION LLC
REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC.
REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), LLC
REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), LLC
RHO-CHEM, LLC
SOLVENT RECOVERY, LLC
GARDNER ROAD OIL, LLC
CLEAN EARTH MOBILE SERVICES, LLC
CLEAN EARTH OF PUERTO RICO, LLC
ENVIRONMENTAL SOIL MANAGEMENT INC
ENVIRONMENTAL SOIL MANAGEMENT OF NEW YORK, LIMITED LIABILITY COMPANY
MKC ACQUISITION CORPORATION

[Signature Page to Consent and Reaffirmation]

By:
Name: Sarah Kowalczyk
Title: Secretary

[Signature Page to Consent and Reaffirmation]

CLEAN EARTH CORPORATE SERVICES, LLC
CLEAN EARTH GOVERNMENT SERVICES, LLC

By:
Name: Sarah Kowalczyk
Title: Secretary

[Signature Page to Consent and Reaffirmation]

Appendix A

TERMS APPLICABLE TO DOLLAR TERM SOFR LOANS AND BASE RATE LOANS BASED ON TERM SOFR

1.    Defined Terms. The following terms shall have the meanings set forth below:
“Administrative Agent’s Office” means, with respect to Dollars, the Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to Dollars, or such other address or account with respect to Dollars as the Administrative Agent may from time to time notify the Borrower and the Lenders.
“Applicable Rate” means the Applicable Rate, Applicable Margin or any similar or analogous definition in the Credit Agreement.
“Base Rate” means the Base Rate, Alternative Base Rate, ABR or any similar or analogous definition in the Credit Agreement; provided that the reference to “Adjusted LIBO Rate” in clause (c) in the definition of “Base Rate” of the Credit Agreement shall be deemed to refer to “Term SOFR” as defined in this Appendix A. Any change in the Base Rate due to a change to SOFR shall be effective on the effective date of such change.
“Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate.
“Borrowing” means a Committed Borrowing, Borrowing, or any similar or analogous definition in the Credit Agreement.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located.
“CME” means CME Group Benchmark Administration Limited.
“Committed Loan Notice” means a Committed Loan Notice, Loan Notice, Borrowing Request, Continuation/Conversion Notice, or any similar or analogous definition in the Credit Agreement, and such term shall be deemed to include the Committed Loan Notice attached hereto as Appendix B.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR or any proposed Successor Rate, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent decides in
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consultation with the Company is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Dollar” and “$” mean lawful money of the United States.
“Dollar Equivalent” means the Dollar Equivalent or any similar or analogous definition in the Credit Agreement.
“Eurocurrency Rate” means Eurocurrency Rate, LIBOR, Adjusted LIBOR Rate, LIBOR Rate or any similar or analogous definition in the Credit Agreement.
“Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate.
“Interest Payment Date” means, as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.
“Interest Period” means as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice, or such other period that is twelve months or less requested by the Borrower and consented to by all the Lenders and the Administrative Agent (in the case of each requested Interest Period, subject to availability); provided that:
(a)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)any Interest Period pertaining to Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)no Interest Period shall extend beyond the Maturity Date.
“Required Lenders” means the Required Lenders, Requisite Lenders, Majority Lenders or any similar or analogous definition in the Credit Agreement.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“SOFR Adjustment” means, with respect to Term SOFR, 0.11448% (11.448 basis points) for an Interest Period of one-month’s duration, 0.26161% (26.161 basis points;) for an Interest Period of three-month’s duration, 0.42826% (42.826 basis points) for an Interest Period of six-months’ duration, and 0.71513% (71.513 basis points) for an Interest Period of twelve–months’ duration.
“Successor Rate” means the Successor Rate, LIBOR Successor Rate or any similar or analogous definition in the Credit Agreement.

“Term SOFR” means:
(a)for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and
(b)for any interest calculation with respect to a Base Rate Loan based on Term SOFR on any date, the rate per annum equal to the Term SOFR Screen Rate with an Interest Period of one month commencing on such date;
provided that the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition (x) with respect to the Term B-3 Loans shall at no time be less than 0.50% per annum and (y) shall in all other circumstances at no time be less than 0.00% per annum.
“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan.
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
2.    Terms Applicable to Term SOFR Loans. From and after the Amendment No. 13 Implementation Date, the Existing Credit Agreement shall be amended or supplemented as follows:
(a)Dollars. (i) Dollars shall not be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Loan denominated in Dollars, or to continue an existing Loan denominated in Dollars, shall be deemed to be a request for a new Loan bearing interest at Term SOFR; provided, that, to the extent any Loan denominated in Dollars bearing interest at the Eurocurrency Rate is outstanding on the Amendment No. 13 Implementation Date, such Loan shall automatically convert into Term SOFR Loans with a 1-month Interest Period starting as of the Amendment No. 13 Implementation Date without any need for a Committed Loan Notice.
(b)References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents.

(i)     References to the Eurocurrency Rate and Eurocurrency Rate Loans denominated in Dollars in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Term SOFR and Term SOFR Loans, as applicable.
(ii)     For purposes of any requirement for the Borrowers to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Term SOFR Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for a Term SOFR Loan.
(c)Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Term SOFR” or “SOFR” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes.
(d)Borrowings, Conversions and Continuations of Committed Loans.
Each Borrowing of Term SOFR Loans, each conversion of Loans that are Term SOFR Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice.
Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern Time) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans; provided, however, that if the Borrower wishes to request Term SOFR Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. In the case of a request for a Borrowing described in the preceding proviso, not later than 11:00 a.m. (Eastern Time), three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders and the Administrative Agent. Each Borrowing, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Committed Loan Notice with respect to Term SOFR Loans shall specify (A) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Term SOFR Loans, (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (C) the principal amount of Loans to be borrowed, converted or continued, (D) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (E) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
(e)Conforming Changes. With respect to SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes in consultation with the Company from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.
(f)Committed Loan Notice. For purposes of a Borrowing of, or conversion or continuation of or to, Term SOFR Loans or Base Rate Loans based on Term SOFR, the Borrower shall use the form of Committed Loan Notice attached hereto as Appendix B.
(g)Interest.
(i)     Subject to the provisions of the Credit Agreement with respect to default interest, each Term SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of Term SOFR plus the Applicable Rate.
(ii)     Interest on each Term SOFR Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.
(h)Computations. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest with respect to Term SOFR Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to subject to the provisions in the Credit Agreement addressing payments generally, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(i)Successor Rates. The provisions in the Credit Agreement addressing the replacement of a current Successor Rate for a currency shall be deemed to apply to Term SOFR Loans and Term SOFR, as applicable, and the related defined terms shall be deemed to include Term SOFR.
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APPENDIX B
FORM OF COMMITTED LOAN NOTICE
Date: ___________, _____1
To:    Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to the Third Amended and Restated Credit Agreement, dated as of November 2, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Harsco Corporation, a Delaware corporation (the “Company”), the Approved Borrowers from time to time parties to this Agreement, the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), the issuing lenders from time to time party thereto (the “Issuing Lenders”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders.
The undersigned hereby requests the [Borrowing[s]] [conversion[s]] [continuation[s]]2 to be made on the date(s) set forth below:
Revolving Credit Facility

Indicate: Borrowing, Conversion or Continuation	Indicate: Applicable Borrower Name	Indicate: Requested Amount	Indicate date of Borrowing, Conversion or Continuation: Date	Indicate: Currency	Indicate: Base Rate Loan or Term SOFR Loan	For Term SOFR Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)
Dollar
Dollar
Dollar
1 Note to Borrower. All requests submitted under a single Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Loan Notices will need to be prepared and signed.
2 Note to Borrower. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.
AMERICAS/2023504986.9

Term Loan Facility

Indicate: Borrowing, Conversion or Continuation	Indicate: Applicable Borrower Name	Indicate: Requested Amount	Indicate date of Borrowing, Conversion or Continuation: Date	Indicate: Currency	Indicate: Base Rate Loan or Term SOFR Loan	For Term SOFR Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)
Dollar
Dollar
Dollar

The [Borrowing[s]][conversion[s]][continuation[s]], if any, requested herein complies with the requirements of the Credit Agreement.
[APPLICABLE BORROWER]
By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]